UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 30, 2012

ACTIVE HEALTH FOODS, INC.
(Exact name of registrant as specified in its charter)

California	000-54388	26-1736663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6185 Magnolia Ave., Suite 403, Riverside, CA	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 360-9970

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ACTIVE HEALTH FOODS, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01         Entry into a Material Definitive Agreement

On December 30, 2012, Active Health Foods, Inc. (“AHF”) announced its entry into a definitive agreement with Manos Beverages, Inc. (“MB”) providing for the acquisition of MB through the merger of MB with and into AHF. For additional information, reference is made to the press release filed as Exhibit 99.1 hereto.

Under the terms and conditions of the acquisition, as of December 30, 2012 each shareholder of record of MB shall be entitled to three common shares of AHF for one share of MB.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

99.1

 Agreement

99.2         Press Release dated on or about January 3,2013

99.3         Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE HEALTH FOODS, INC.
Date: December 30, 2012	By:	/s/ Gregory Manos
Gregory Manos President and Chief Executive Officer